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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 15, 2005

                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-25033                          63-1201350
      (Commission File Number)        (IRS Employer Identification No.)

      17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA             35203
      (Address of Principal Executive Offices)           (Zip Code)

                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITIES HOLDERS.

      On June 15, 2005, the Board of Directors of The Banc Corporation approved an amendment to the Certificate of Designation of Preferences and Rights of Series A Preferred Stock of The Banc Corporation (the "Certificate of Designation"), providing that the shares of Series A Convertible Preferred Stock will be convertible at the option of the holder at any time on or after July 1, 2005. The Certificate of Designation previously provided that such conversion option would not be available prior to June 1, 2008. Such amendment will be effective upon the filing of a Restated Certificate of Designation of Preferences and Rights of Series A Preferred Stock of The Banc Corporation with the Secretary of State of Delaware, which will be effected as soon as practicable following June 15, 2005.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      As previously disclosed in The Banc Corporation's Proxy Statement relating to its 2005 Annual Meeting of Stockholders, in connection with a reorganization of the Corporation's governance structure designed to incorporate best practices in corporate governance, the Board of Directors of the Corporation recommended (and the stockholders approved at the Annual Meeting, which was held June 15, 2005) an amendment to the Corporation's Restated Certificate of Incorporation to declassify its Board of Directors. In that connection, at the Annual Meeting of Stockholders, the following persons were elected as directors, each to serve for a one-year term ending at the 2006 Annual Meeting of Stockholders or at such time as their successors are duly elected and qualified, or until their earlier death, resignation or removal: C. Stanley Bailey, Roger Barker, K. Earl Durden, Rick D. Gardner, Thomas D. Jernigan, Jr., James Mailon Kent, Jr., James M. Link, Barry Morton, C. Marvin Scott, Michael E. Stephens, James A. Taylor, James A. Taylor, Jr. and James C. White, Sr. Messrs. Gardner, Link, Morton, Scott and White were newly elected to the Board, while the remaining directors are continuing directors. Biographical information concerning all such directors, a description of any arrangements with any such person pursuant to which such person was selected as a director, and the information required by Item 404(a) of Regulation S-K is contained in the above-referenced Proxy Statement under the Caption "Proposal Number Three - Election of Directors", which information is hereby incorporated herein by reference. Mr. White will serve on the Board's Audit Committee, replacing Mr. Kent, who is rotating off. Mr. Link will serve on the Board's Compensation Committee, replacing Jerry M. Smith, a retiring director.

      In connection with the foregoing, the following previously serving directors of the Corporation retired from service as directors effective June 15, 2005: James R. Andrews, M.D., W.T. Campbell, Jr., David R. Carter, Randall
E. Jones, Ronald W. Orso, M.D., Harold W. Ripps,

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Jerry M. Smith, Larry D. Striplin, Jr. and Marie Swift. None of such directors resigned or refused to stand for re-election because of a disagreement with the Corporation on any matter relating to the Corporation's operations, policies or practices.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

      As previously disclosed in the above-referenced Proxy Statement, the Board of Directors of the Corporation proposed amendments to the Corporation's Restated Certificate of Incorporation to (a) increase the number of authorized shares of the Corporation's common stock from 25 million to 35 million and (b) declassify the Board of Directors, which had previously been divided into classes serving staggered three-year terms. The text of such amendments was attached to the above-referenced Proxy Statement as Annexes A and B, respectively, which Annexes are hereby incorporated herein by reference. Such amendments were approved by the holders of a majority of the outstanding shares of the Corporation's common stock, and will be effective upon filing of a Restated Certificate of Incorporation by the Corporation with the Secretary of State of Delaware, which will be effected as soon as practicable following June 15, 2005.

SECTION 7 - REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

      On June 16, 2005, The Banc Corporation issued a press release announcing that its subsidiary The Bank was filing an application to change its charter to a federal savings bank charter under the Office of Thrift Supervision. The Bank is currently regulated by the Alabama Banking Department and the Federal Reserve. The text of the press release is attached to this report as Exhibit 99.

      This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            Exhibit 3 Restated Certificate of Incorporation of The Banc Corporation, dated June 15, 2005

            Exhibit 4         Restated Certificate of Designation of
                              Preferences and Rights of Series A Preferred Stock of The Banc Corporation, dated June 15, 2005

            Exhibit 99        Text of Press Release dated June 16, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE BANC CORPORATION

Date: June 17, 2005                        By: /s/ F. Hampton McFadden, Jr.
                                               ---------------------------------
                                                 F. Hampton McFadden, Jr.
                                                 Executive Vice President,
                                               General Counsel and Secretary